CRC
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Updating Summary Prospectus for Existing Investors
May 1, 2026

This updating summary prospectus provides updated information about the CRC (the “contract”), a fixed, single premium, deferred, modified guaranteed annuity offered to groups and individuals. The contracts are issued by us, Talcott Resolution Life Insurance Company (“Talcott Resolution,” “we, ”us,” ”our”)
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals (partial or full) could result in surrender charges, taxes, and tax penalties. In addition, withdrawing or otherwise removing amounts from a Guarantee Period prior to its expiration could result in a negative Market Value Adjustment (“MVA”). In extreme circumstances, you could lose up to 100% of the amount withdrawn or otherwise removed from a Guarantee Period due to a negative MVA.
The prospectus for the contract contains more information about the contract including its features, benefits and risks. You can find the current prospectus and other information about the contract online at: https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=416594109.
You can also obtain this information at no cost by contacting us as instructed below.
Additional information about certain investment products, including fixed annuities, has been prepared by the staff of the Securities and Exchange Commission (SEC) and is available at Investor.gov.
For additional information, please contact your investment professional or contact us by:
a.Mailing:     Talcott Resolution
PO Box 14293
Lexington, KY 40512-4293
a.Calling:        1-800-862-6668
b.Emailing:     asccontactus@cognisurance.com
c.Visiting:     www.talcottresolution.com

Page
Special Terms Used in this Summary Prospectus	2
Updated Information About Your Contract	2
Important Information You Should Know About Your Contract	2
Appendix A - Investment Options Available Under the Contract	APP A-1

Special Terms Used in this Summary Prospectus

Accumulation Period	The time after you purchase the contract until we begin to make annuity payouts.
Annuity Commencement Date	The date we start to make annuity payouts.
Contract Value	The sum of your Premium Payment and all interest earned minus any Surrenders (including applicable surrender charges, premium taxes and MVAs previously applied).
Guarantee Period	A fixed interest option under the Contract that guarantees the declared Guarantee Rate (i.e, the declared annual interest rate) for the duration of the Guarantee Period.
Holding Account	If, at the end of your Guarantee Period, renewing to the same duration will go beyond the Annuity Commencement Date, you will not be able to renew for the same duration, and will instead be allocated to the holding account.
Market Value Adjustment (“MVA”)	A positive or negative adjustment that may apply when amounts are Surrendered, transferred, or annuitized from a Guarantee Period prior to its expiration.
Premium Payment	The single purchase payment you make under the contract.
Surrender	A full or partial withdrawal from the contract.

Updated Information About Your Contract
The following is a summary of certain contract features that have changed since the prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your contract.

There were no reportable changes to your contract since the date of the last prospectus.

Important Information You Should Know About Your Contract

	FEES, EXPENSES, AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Surrender Charges. If you withdraw money from a Guarantee Period prior to its expiration or after the first 30 days of the following Guarantee Period, you may be assessed a surrender charge based on a seven-year surrender charge schedule. The maximum surrender charge is 7%, as a percentage of the amount withdrawn. For example, if you were to withdraw $100,000 from a Guarantee Period, you could be assessed a surrender charge of up to $7,000. This loss will be greater if there is a negative MVA, or you are subject to taxes or tax penalties. If the Contract (not residence) State is New York or Pennsylvania, the contract is issued prior to November 1, 1996 and the client is at least 85, but not yet 90, we will waive the surrender charge, but an MVA will apply.
Market Value Adjustments. If you withdraw or otherwise remove amounts from a Guarantee Period before the end of the Guarantee Period, we may apply an MVA, which may be negative. In extreme circumstances, you could lose up to 100% of the amount withdrawn or otherwise removed due to a negative MVA. For example, if you were to withdraw $100,000 from a Guarantee Period prior to its expiration, you could lose up to $100,000 of the amount withdrawn. This loss will be greater if you also have to pay a surrender charge, taxes, or tax penalties. An MVA may apply to withdrawals (including full withdrawals and partial withdrawals), transfers, and annuitization from the Guarantee Periods.
Fee Table The Contract – F. Charges, Fees, and Adjustments
Are There Transaction Charges?	No. Other than surrender charges and MVAs, there are no charges for other contract transactions.	Fee Table The Contract – F. Charges, Fees, and Adjustments

Are There Ongoing Fees and Expenses	No. There are no ongoing fees or expenses under the Contract.	Fee Table The Contract – F. Charges, Fees and Adjustments
	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this contract, including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No.
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges and negative MVAs may apply to withdrawals from a Guarantee Period.
•The benefits of tax deferral and long-term income are generally more beneficial to investors with a long-time horizon.
•Withdrawals may be subject to taxes, and a 10% penalty tax may be applied to withdrawals before age 59 1/2.
•Withdrawals could result in significant reductions to account value, the death benefit, and contract benefits, and perhaps by more than the amount withdrawn.
•Upon maturity of an investment option –
◦At the end of a Guarantee Period, your Contract Value in the matured Guarantee Period will be reallocated, Surrendered, or annuitized according to your instructions. In the absence of instructions, the Contract Value will be automatically reallocated to a new Guarantee Period of the same duration as the matured Guarantee Period, if available.
◦If a Guarantee Period of the same duration is not available, the Contract Value will be automatically reallocated to a new Guarantee Period with a duration equal to the shortest of (a) the next-longer available Guarantee Period, or (b) the longest Guarantee Period duration that will expire prior to the Annuity Commencement Date.
Principal Risks of Investing in the Contract The Contract - B. Fixed Interest Investment Options
What are the Risks Associated with the Investment Options?
•An investment in this contract is subject to risk and can vary depending on the investment options available under the contract.
•Each investment option (including any Guarantee Period) has its own unique risks.
•You should review the available investment options before making an investment decision.

What are the Risks Related to the Insurance Company?	An investment in the contract is subject to the risks related to us. Any obligations (including under any Guarantee Period), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Talcott Resolution, including our financial strength ratings, is available upon request by calling us at 1-800-862-6668.
	RESTRICTIONS	Location in Prospectus

Are There Restrictions on the Investment Options?
Yes.
•There are restrictions that may limit the investment options you may choose, as well as limitations on the transfer of contract value among investment options.
•Certain Guarantee Periods may not be available under your contract.
•Contract Value may be allocated to only one Guarantee Period at any time during the Accumulation Period.
•Transfers from a Guarantee Period may be subject to a negative MVA.
•We reserve the right to add or eliminate Guarantee Periods as investment options.
•We will not accept additional Premium Payments.

Principal Risks of Investing in the Contract The Contract – B. Fixed Interest Investment Options, C. Transfers Between Investment Options Appendix A – Investment Options Available under the Contract
Are There any Restrictions on Contract Benefits?
•There are restrictions and limitations relating to the benefits offered under the contract (e.g., death benefits).
•Except as otherwise provided, contract benefits may not be modified or terminated by us.
•Partial withdrawals (including surrender charges, taxes, and negative MVAs) may significantly reduce the death benefit. Additionally, withdrawals that exceed certain limits may reduce the benefit by more than the amount withdrawn and may even terminate the benefit.

The Contract – E. Other Features, Benefits Available Under the Contract; H. Death Benefit
	TAXES	Location in Prospectus
What are the Contract's Tax Implications?
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax deferral under the contract.
•Earnings on your contract are taxed at ordinary income rates when withdrawn them and you may have to pay a penalty if you take a withdrawal before age 59½.

Federal Tax Considerations
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?	Your investment professional may receive compensation for selling this contract to you in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.	The Contract – J. Miscellaneous – 9. How Contracts Are Sold
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.	The Contract – J. Miscellaneous – 9. How Contracts Are Sold

Appendix A - Investment Options Available Under The Contract
The following is a list of fixed interest investment options currently available under the Contract. We may change the features of the fixed interest investment options listed below, offer new fixed interest investment options, and terminate existing fixed interest investment options. We will provide you with written notice before doing so. For more information about the fixed interest investment options available under the Contract, see The Contract – B. Fixed Interest Investment Options.
Note: If amounts are Surrendered or otherwise removed from a Guarantee Period prior to the end of the Guarantee Period, we may apply an MVA. This may result in a significant reduction in the value of your Contract. See The Contract – F. Charge, Fees, and Adjustments – Market Value Adjustment for more information.

Name	Term	Minimum Guaranteed Interest Rate
Guarantee Period	1 Year	3.0%
Guarantee Period	2 Years	3.0%
Guarantee Period	3 Years	3.0%
Guarantee Period	4 Years	3.0%
Guarantee Period	5 Years	3.0%
Guarantee Period	6 Years	3.0%
Guarantee Period	7 Years	3.0%
Guarantee Period	8 Years	3.0%
Guarantee Period	9 Years	3.0%
Guarantee Period	10 Years	3.0%
Holding account		3.0%

APP A-1

The prospectus and Statement of Additional Information ("SAI") contain additional information about the contract and Talcott Resolution. The prospectus and SAI, dated the same date as this updating summary prospectus, are incorporated by reference. The prospectus and SAI are available, without charge, upon request. You may request copies of the prospectus or SAI, request information about your contract, and make other inquiries about your contract by:

aMailing:        Talcott Resolution
PO Box 14293
Lexington, KY 40512-4293
a.Calling:        1-800-862-6668
b.Emailing:    asccontactus@cognisurance.com
c.Visiting:        www.talcottresolution.com

EDGAR identifier: C000261911